Exhibit 10.3


                              AMENDMENT NUMBER TWO
                                     TO THE
         CELGENE CORPORATION 1995 NON EMPLOYEE DIRECTORS' INCENTIVE PLAN

         WHEREAS, the Celgene Corporation (the "Company") maintains the Celgene Corporation 1995 Non Employee Directors' Incentive Plan, as amended and restated as of June 22, 1999 (the "Plan") and as further amended;

         WHEREAS, pursuant to Article 11 of the Plan, the Board of Directors of the Company (the "Board") may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan; and

         WHEREAS, the Board desires to amend the Plan, effective as of April 18, 2000.

         NOW, THEREFORE, pursuant to Article 11 of the Plan, the Plan is hereby amended, effective as of April 18, 2000, as follows:

         1. Section 7(e) of the Plan is amended by the addition of the following language at the end thereof:

            "Furthermore, the Board may determine at the time of grant or thereafter that an Option that is not otherwise transferable pursuant to this Section 7(e) is transferable to a charitable organization provided that results in a deduction under 170(c)...."